                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
--------------------------------------------------------------------------------
                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report:  May 29, 1997


                         TURBOSONIC TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)

Delaware                         0-21832                     13-1949528
---------------            ---------------------            --------------
(State or other            (Commission File No.)            (IRS Employer
jurisdiction of                                             Identification
incorporation)                                              Number)

550 Parkside Drive, Unit A-14, Waterloo, Ontario, Canada    N2L 5V4
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Postal Code)

Registrant's telephone number, including area code:         (519) 885-5513
--------------------------------------------------------------------------------

Sonic Environmental Systems, Inc.
141 New Road, Parsippany, New Jersey 07054
------------------------------------------------------------
(Former name or former address, if changed from last report)

ITEM 7.   Financial Statements, Pro Forma Financial Statements
          ----------------------------------------------------

     b)   Pro Forma Financial Statements:

          Pro forma condensed consolidated balance sheet (unaudited) of Registrant as of January 31, 1997.

          Pro forma condensed consolidated statement of operations (unaudited) of Registrant for the twelve months ended April 30, 1996.

          Pro forma condensed consolidated statement of operations (unaudited) of Registrant for the nine months ended January 31, 1997.

          Notes to unaudited consolidated pro forma financial statements.

     c)   Exhibits:

     Exhibit No.                             Description
     -----------                             -----------

            10.1       - Asset Purchase Agreement dated March __, 1997 between
                         Reftec International, Inc. and Registrant (1).

----------
(1) Filed on May 29, 1997 as an exhibit to this Report.

                         TurboSonic Technologies,
                         Inc. and subsidiaries
                         Consolidated Pro Forma Balance
                         Sheet as at January 31, 1997

                                                                                                               Consolidated
                                                         Historical     Pro Forma      31-Jan-97    Gain on      Pro Forma
                                                        (Unaudited)    Adjustments    (unaudited)   Disposal    as adjusted
                                                        -----------    -----------    -----------   --------    -----------
                      Assets
Current Assets:
 Cash                                                      $198,208                     $198,208           $0      $198,208
 Contracts and accounts receivable, net                           0
 of allowance for doubtful accounts of
 $75,000                                                    469,229      (267,986)       201,243       82,000       283,243
 Costs and estimated earnings in excess
 of billings on uncompleted contracts                       212,249                      212,249                    212,249

 Inventories                                                280,005      (172,173)       107,832                    107,832
 Other current assets                                        34,426          (350)        34,076                     34,076
 Net assets of discontinued operations                       59,772        333,005       392,777    (333,005)        59,772
                                                      -------------  -------------  ------------  -----------  ------------
Total current assets                                     $1,253,889     ($107,504)    $1,146,385   ($251,005)      $895,380

 Equipment and leasehold improvements,
 at cost, net of depreciation                               118,550       (13,500)       105,050                    105,050

 Due from related                                            17,232                       17,232                     17,232
 parties

 Investment in unconsolidated                                10,746                       10,746                     10,746
 subsidiaries

 Intangible assets, less accumulated                        962,428      (261,789)       700,639                    700,639
 amortization

                                                                                                               Consolidated
                                                         Historical     Pro Forma      31-Jan-97    Gain on      Pro Forma
                                                        (Unaudited)    Adjustments    (unaudited)   Disposal    as adjusted
                                                        -----------    -----------    -----------   --------    -----------
                      Assets
 Other assets                                               118,954                      118,954                    118,954
                                                      -------------  -------------  ------------  -----------  ------------
Total Assets                                             $2,481,799     ($382,793)    $2,099,006   ($251,005)    $1,848,001
                                                      =============  =============  ============  ===========  ============

 Liabilities and stockholders' equity (deficit)

Current liabilities:
 Note payable                                            $1,055,216      ($58,220)      $996,996   ($120,000)      $876,996
 Current portion of capital lease obligation                  5,298                        5,298                      5,298
 Accounts payable - trade                                 1,984,017      (227,231)     1,756,786    (200,000)     1,556,786
 Accrued expenses                                           663,204       (97,342)       565,862                    565,862
 Billings in excess of costs and estimated
 earnings on uncompleted contracts                            8,432                        8,432                      8,432
 Provision for loss on disposal of                          176,595                      176,595                    176,595
 discontinued operations
                                                      -------------  -------------  ------------  -----------  ------------
Total current liabilities                                $3,892,762     ($382,793)    $3,509,969   ($320,000)    $3,189,969

Stockholder's equity (deficit):
 Common stock, par value $0.10 per
 share, 10,000,000 shares authorized,
 9,847,737 shares issued and outstanding                    984,737                      984,737                    984,737
 Capital in excess of par value                           9,688,122                    9,688,122                  9,688,122
 Accumulated deficit                                   (12,083,822)                 (12,083,822)       68,995  (12,014,827)
                                                      -------------  -------------  ------------  -----------  ------------
Total stockholders' equity (deficit)                   ($1,410,963)             $0  ($1,410,963)      $68,995  ($1,341,968)
                                                      -------------  -------------  ------------  -----------  ------------
Total Liabilities and Stockholders' Equity               $2,481,799     ($382,793)    $2,099,006   ($251,005)    $1,848,001
                                                      =============  =============  ============  ===========  ============

                         TurboSonic Technologies,
                         Inc. and subsidiaries
                         Consolidated Pro Forma Statement of
                         Operations for the twelve months ended April 30, 1996 (unaudited)

                                                                                                       Consolidated
                                                                Historical           Pro Forma           Pro Forma
                                                                  Amounts           Adjustments         as adjusted
                                                            ------------------- ------------------- -------------------

Original equipment revenue                                           $1,778,114          ($486,333)          $1,291,781

Rehabilitation, maintenance and                                       1,510,670                   0           1,510,670
spare parts revenue
                                                            ------------------- ------------------- -------------------
                     Total revenue                                    3,288,784           (486,333)           2,802,451
                                                            ------------------- ------------------- -------------------
Cost of original equipment                                            1,987,854           (675,415)           1,312,439

Cost of rehabilitation, maintenance                                   1,120,119                   0           1,120,119
and spare parts
                                                            ------------------- ------------------- -------------------
                     Total cost of goods                              3,107,973           (675,415)           2,432,558
                                                            ------------------- ------------------- -------------------
                     Gross profit                                       180,811             189,082             369,893
                                                            ------------------- ------------------- -------------------
Selling, general and administrative                                   3,203,496           (246,914)           2,956,582
expenses
                                                            ------------------- ------------------- -------------------
                     Loss from operations                           (3,022,685)             435,996         (2,586,689)

Interest expense                                                       (98,596)                   0            (98,596)
Other income                                                             43,569                   0              43,569
                                                            ------------------- ------------------- -------------------
                     Loss from continuing operations               ($3,077,712)            $435,996        ($2,641,716)

                                                                                                       Consolidated
                                                                Historical           Pro Forma           Pro Forma
                                                                  Amounts           Adjustments         as adjusted
                                                            ------------------- ------------------- -------------------


                                                            =================== =================== ===================

Weighted average number of shares                                     9,847,737           9,847,737           9,847,737
outstanding
                                                            =================== =================== ===================
Loss per share from continuing                                          ($0.31)               $0.00             ($0.27)
operations
                                                            =================== =================== ===================

                           TurboSonic Technologies,
                           Inc. and subsidiaries
                           Consolidated Pro Forma Statements of
                           Operations for the nine months ended January 31, 1997 (unaudited)

                                                                                                       Consolidated
                                                                Historical           Pro Forma           Pro Forma
                                                                  Amounts           Adjustments         as adjusted
                                                            ------------------- ------------------- -------------------
Original equipment revenue                                           $1,591,082          ($917,571)            $673,511

Rehabilitation, maintenance and
spare parts revenue                                                     982,934            (70,174)             912,760
                                                            ------------------- ------------------- -------------------
                    Total revenue                                     2,574,016           (987,745)           1,586,271
                                                            ------------------- ------------------- -------------------
Cost of original equipment                                            1,084,505           (701,197)             383,308

Cost of rehabilitation, maintenance                                     409,188            (40,800)             368,388
and spare parts
                                                            ------------------- ------------------- -------------------
                    Total cost of goods                               1,493,693           (741,997)             751,696
                                                            ------------------- ------------------- -------------------
                    Gross profit                                      1,080,323           (245,748)             834,575
                                                            ------------------- ------------------- -------------------
Selling, general and administrative                                   1,381,628           (514,908)             866,720
expenses
                                                            ------------------- ------------------- -------------------
                    Loss from operations                              (301,305)             269,160            (32,145)

Interest expense                                                              0                   0                   0
Other income                                                             30,154                   0              30,154

                                                                                                       Consolidated
                                                                Historical           Pro Forma           Pro Forma
                                                                  Amounts           Adjustments         as adjusted
                                                            ------------------- ------------------- -------------------


                                                            ------------------- ------------------- -------------------
                    Loss from continuing operations                  ($271,151)            $269,160            ($1,991)
                                                            =================== =================== ===================
Weighted average number of                                            9,847,737           9,847,737           9,847,737
shares outstanding
                                                            =================== =================== ===================
Loss per share from continuing                                          ($0.03)               $0.00             ($0.00)
operations
                                                            =================== =================== ===================

                TURBOSONIC TECHNOLOGIES, INC.  AND SUBSIDIARIES
                ------------------------------------------------
         NOTES TO UNAUDITED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
         --------------------------------------------------------------


A.       UNAUDITED PRO FORMA ADJUSTMENTS:


         A description of the adjustments included in the unaudited pro forma financial statements are as follows:


         Pro Forma Consolidated Balance Sheet - January 31, 1997:
         -------------------------------------------------------

         (1) Reflects the proceeds from the sale of the assets of Sonic Environmental Controls, Inc. to Reftec International, Inc., together with the recognition of the gain on the sale.
         (2) Reflects the entry made in the April 1996 financial statements to reflect the sale of the assets, and to segregate such total under the caption "Net assets of discontinued operations".


         Pro Forma Consolidated Statement of Operations - January 1997:
         -------------------------------------------------------------

         (1) Reflects the revenue, direct costs, depreciation and selling, general and administrative expenses applicable to the sale of the assets of Sonic Environmental Controls, Inc. to Reftec International, Inc. for the nine months ended January 31, 1997.


         Pro Forma Consolidated Statement of Operations - April 1996:
         -----------------------------------------------------------

         (1) Reflects the revenue, direct costs, depreciation and selling, general and administrative expenses applicable to the sale of the assets of Sonic Environmental Controls, Inc. to Reftec International, Inc. for the twelve months ended April 30, 1996.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 26, 1999          TURBOSONIC TECHNOLOGIES, INC.
                                     (registrant)



                             By:  /s/Patrick J. Forde
                                  -------------------
                                  Patrick J. Forde
                                  Secretary and Treasurer
                                  (Chief Financial Officer)